                                                                     Exhibit 4.2

                             OFFICER'S CERTIFICATE
                             ---------------------


          The undersigned, McKesson Corporation, a Delaware corporation (the "Corporation"), hereby certifies through Nancy A. Miller, its Vice President and Secretary, pursuant to Section 2.3 of the Indenture, dated as of March 11, 1997 (the "Indenture"), by and between the Company, as Issuer, and First National Bank of Chicago, a national association, as Trustee, as follows:

1. She has read Section 2.3 of the Indenture, read such other documents as she deemed necessary and made such other inquiries as she deemed necessary to make the certifications in paragraph 2 and 3 hereof.

2. Pursuant to the terms of resolutions adopted by the Board of Directors of the Corporation (the "Board of Directors") dated January 29, 1997 and the Finance Committee of the Board of Directors dated March 6, 1997 and action of officers of the Corporation dated March 11, 1997, the terms of the Corporation's 6.60% Notes due 2000, 6-7/8% Notes due 2002 and 7.65% Debentures due 2027 set forth in Annex A, Annex B and Annex C, respectively, attached hereto have been duly adopted by the Corporation.

3. All conditions precedent provided for in the Indenture relating to the issuance of such securities have been complied with.

          IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized officer as of this 11th day of March 1997.



                                                        McKESSON CORPORATION



                                                        By:  /s/ Nancy A. Miller
                                                             -------------------
                                                              Nancy A. Miller
                                                              Vice President and
                                                              Secretary

                                                                         ANNEX A


               Pursuant to Section 2.3 of the Indenture, dated as of March 11, 1997 (the "Indenture"), between McKesson Corporation (the "Issuer") and The First National Bank of Chicago, a national banking association, as trustee (the "Trustee"), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

               1.   Designation.  The designation of the securities is "6.60%
                    -----------
                    Notes due March 1, 2000" (the "Notes due 2000").

               2.   Aggregate Principal Amount.  The Notes due 2000 shall be
                    --------------------------
                    limited in aggregate principal amount to $175,000,000 (except for Notes due 2000 authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes due 2000 pursuant to Section 2.8, 2.9, 2.11,
                    8.5 or 12.3 of the Indenture).

               3.   Currency Denomination.  The Notes due 2000 shall be
                    ---------------------
                    denominated in Dollars.

               4.   Maturity.  The date on which the principal of the Notes due
                    --------
                    2000 is payable is March 1, 2000.

               5.   Rate of Interest; Interest Payment Date; Regular Record
                    -------------------------------------------------------
                    Dates.  Each Note due 2000 shall bear interest from March 1,
                    -----
                    1997 at 6.60% per annum until the principal thereof is paid. Such interest shall be payable semiannually in arrears on March 1 and September 1 of each year, commencing on September 1, 1997, to the persons in whose names the Notes due 2000 are registered at the close of business on the immediately preceding February 15 and August 15, respectively. Interest on the Notes due 2000 shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest on the Notes due 2000 shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which principal, premium, if any, or interest is payable on the Notes due 2000 is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

               6.   Place of Payment.  Principal of, premium, if any, and
                    ----------------
                    interest on the Notes due 2000 shall be payable, and the transfer of Notes due 2000 shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in the Borough of Manhattan, The City of New York, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the Notes due 2000 register; provided, however, that while any Notes due 2000 are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the Notes due 2000 may be made by wire transfer to the account of the Depositary or its nominee.

               7.   Optional Redemption.  The Notes due 2000 are not optionally
                    -------------------
                    redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

               8.   Mandatory Redemption.  The Notes due 2000 are not
                    --------------------
                    mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

               9.   Denominations.  The Notes due 2000 shall be issued initially
                    -------------
                    in minimum denominations of $100,000 and shall be issued in integral multiples of $1,000 in excess thereof.

               10.  Amount Payable Upon Acceleration.  The principal of the
                    --------------------------------
                    Notes due 2000 shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

               11.  Payment Currency.  Principal and interest on the Notes due
                    ----------------
                    2000 shall be payable in Dollars.

               12.  Payment Currency - Election.  The principal of and interest
                    ---------------------------
                    on the Notes due 2000 shall not be payable in a currency other than Dollars.

               13.  Payment Currency - Index.  The principal of and interest on
                    ------------------------
                    the Notes due 2000 shall not be determined with reference to an index based on a coin or currency.

               14.  Registered Securities.  The Notes due 2000 shall be issuable
                    ---------------------
                    as Registered Securities. The Notes due 2000 may be issued as Registered Global Securities.

               15.  Additional Amounts.  The Issuer shall not pay additional
                    ------------------
                    amounts on the Notes due 2000 held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

               16.  Definitive Certificates.  Section 2.8 of the Indenture will
                    -----------------------
                    govern the transferability of Notes due 2000 in definitive form.

               17.  Registrar; Paying Agent; Depositary. The Trustee shall
                    -----------------------------------
                    initially serve as the registrar and the paying agent for the Notes due 2000. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing Notes due 2000.

               18.  Events of Default; Covenants.  There shall be no deletions
                    ----------------------------
                    from, modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the Notes due 2000. There shall be the following additions to the covenants of the Issuer set forth in Article III with respect to the Notes due 2000:

                    Limitation on Liens. The Issuer covenants that, so long as any of the Notes due 2000 remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien ("liens") of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the Notes due 2000 by a lien ranking ratably with and equal to (or at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later) which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement, the lien shall not apply to any assets theretofore owned by the Issuer or a Consolidated Subsidiary, other than, in the case of any such construction or improvement, any real property on which the property so constructed, or the improvement, is located, or to secure the payment of the purchase price of such assets, or to secure indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary for the purpose of financing the purchase price of such assets or improvements or construction thereon, which indebtedness is incurred or guaranteed prior to, at the time of or within 360 days after such acquisition (or in the case of real property, completion of such improvement or construction or commencement of full operation of such property, whichever is later); (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary;
                    (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the assets which secured the lien so extended, renewed or replaced (plus improvements and construction on such real property); (g) liens imposed by law, such as mechanics', workmen's, repairmen's, materialmen's, carriers', warehousemen's, vendors' or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker's compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgements or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; or (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the Notes due 2000, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principles.

                    Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the Notes due 2000 remain outstanding, it will not, nor shall it permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale leaseback transaction (involving a lease for a term of not more than three years), unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the Notes due 2000 pursuant to clauses (a) through (j) inclusive of the covenant with respect to "Limitation on Liens" above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principles.

                    The term "Attributable Debt" in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the Limitation on Sale and Leaseback Transactions compounded semiannually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges. The term "Consolidated Subsidiary" shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with generally accepted accounting principles. The term "Exempted Debt" shall mean the sum of the following as of the date of determination:
                    (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of the Indenture and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to "Limitation on Liens" above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of the Indenture, other than leases expressly permitted by the covenant with respect to "Limitation on Sale and Lease-Back Transactions" above. The term "Indebtedness" shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with generally accepted accounting principles.

               19   Conversion and Exchange.  The Notes due 2000 shall not  be
                    -----------------------
                    convertible into or exchangeable into any other security; provided that this provision shall not limit the Issuer's ability to consummate an exchange offer as contemplated by the Registration Rights Agreement, dated as of March 11, 1997, by and among the Issuer, Morgan Stanley & Co. Incorporated, BancAmerica Securities, Inc., Chase Securities Inc. and J.P. Morgan Securities Inc.

               20.  Other Terms.  The Notes due 2000 shall have the other terms
                    -----------
                    and shall be substantially in the form set forth in the form of Notes due 2000 attached hereto as Exhibit A. In case of any conflict between this Annex A and the Notes due 2000 in the form attached hereto as Exhibit A, the form of the Notes due 2000 shall control.

               Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Indenture.

                                                                       EXHIBIT A

                    [FORM OF FACE OF NOTE DUE MARCH 1, 2000]

          [IF THE NOTE DUE 2000 IS TO BE A GLOBAL SECURITY, INSERT THE FOLLOWING
- - THIS NOTE DUE 2000 IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE DUE 2000 IS EXCHANGEABLE FOR NOTES DUE 2000 REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE DUE 2000 (OTHER THAN A TRANSFER OF THIS NOTE DUE 2000 AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

          UNLESS THIS NOTE DUE 2000 IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE DUE 2000 ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. __________                            CUSIP NO. ________

                              MCKESSON CORPORATION

                          6.60% NOTE DUE MARCH 1, 2000

[PRIOR TO THE TRANSFER RESTRICTION TERMINATION DATE, ANY CERTIFICATE EVIDENCING A NOTE DUE 2000 SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE ISSUER (WITH WRITTEN NOTICE THEREOF TO THE

TRUSTEE): THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR
(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO McKESSON CORPORATION (THE "ISSUER") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE SECURITIES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE SECURITIES. IF THE PROPOSED TRANSFEREE

IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE SECURITIES, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

          McKesson Corporation, a Delaware corporation (the "Issuer," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to, _____________________________, the principal sum of _________________________ Dollars ($______) on March 1,
2000 and to pay interest on said principal sum from March 1, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually in arrears on March 1 and September 1 (each such date, an "Interest Payment Date") of each year commencing on September 1, 1997, at the rate of 6.60% per annum until the principal hereof shall have become due and payable.

          The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed, will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which the principal or interest payable on this Note due 2000 is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note due 2000 is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding February 15 and August 15 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note due 2000 is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes due 2000 not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note due 2000 shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further that for so long as this Note due 2000 is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note due 2000 may be made by wire transfer to the account of the Depositary or its nominee.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture, by the manual signature of one of its authorized officers, this Note due 2000 shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          Capitalized terms used in this Note due 2000 which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

          The provisions of this Note due 2000 are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                         [FORM OF REVERSE SIDE OF NOTE]

          This Note due 2000 is one of a duly authorized series of securities (the "Securities") of the Issuer designated as its 6.60% Notes due March 1, 2000
(the "Notes due 2000").   The Securities are all issued or to be issued under
and pursuant to an Indenture, dated as of March 11, 1997 (the "Indenture"), duly executed and delivered between the Issuer and The First National Bank of Chicago, a national banking association (the "Trustee," which term includes any successor Trustee with respect to the Securities under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes due 2000 are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

          This Note due 2000 is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

          If an Event of Default with respect to the Notes due 2000 shall occur and be continuing, the principal of all the Notes due 2000 may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Indenture then outstanding and affected (voting as one class) to add any provisions to, or change in any manner or eliminate any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities of each series or Coupons so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each Outstanding Note due 2000 affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities or Coupons or in accordance with the terms thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

          No reference herein to the Indenture and no provision of this Note due 2000 or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note due 2000 at the time, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note due 2000 may be registered on the registry books of the Issuer, upon surrender of this Note due 2000 for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes due 2000 of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes due 2000 are issuable only in registered form in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.
As provided in the Indenture and subject to certain limitations therein set forth, the Notes due 2000 are exchangeable for a like aggregate principal amount of Notes due 2000 as requested by the holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Note due 2000 for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note due 2000 is registered as the owner hereof for all purposes, whether or not this Note due 2000 be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          THE INDENTURE AND THIS NOTE DUE 2000 SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCOR-

DANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, and in imprint or facsimile of its corporate seal to be imprinted hereon.

                                                          McKESSON CORPORATION



                                                          By:
                                                             ------------------
                                                             Nancy A. Miller
                                                             Vice President and
                                                             Corporate Secretary



Attest:


By:  ____________________
     Name:
     Title:


CERTIFICATE OF AUTHENTICATION
This is one of the Securities
referred to in the within-mentioned
Indenture.

THE FIRST NATIONAL BANK OF CHICAGO
 as Trustee


By:  _____________________
     Authorized Officer

Dated:  ___________________

                                   ASSIGNMENT

                         [FORM OF ASSIGNMENT FOR NOTES
                        THAT ARE NOT GLOBAL SECURITIES]

For value received _____________________ hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
_________________________________________________________________
(Please insert social security or other taxpayer identification number of assignee.)

the within Note due 2000 and hereby irrevocably constitutes and appoints ________ attorney to transfer the said Note due 2000 on the books of the Issuer, with full power of substitution in the premises.

In connection with any transfer of the within Note due 2000 occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such Note due 2000 is being transferred:

     __   To McKesson Corporation or a subsidiary thereof; or

     __ Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

     __ To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

     __ Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

     __ Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

     __   Pursuant to an effective registration statement.

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Issuer as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

     __   The transferee is an Affiliate of the Issuer.

Dated: ____________________________


                              ___________________________


                              ___________________________
                                    Signature(s)



_____________________________
     Signature Guarantee/1/




NOTICE: The above signature(s) of the holder(s) hereof must correspond with the name(s) written on the face of this Note due 2000 in every particular without alteration or enlargement or any change whatsoever.



--------------------
/1/ (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

            [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL SECURITIES
                    TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

                                   Schedule A

                Changes to Principal Amount of Global Securities


               Principal Amount
              of Notes due 2000
             by which this Global
              Security is to be           Remaining
            Reduced or Increased,        Principal
               and Reason for          Amount of this
   Date     Reduction or Increase     Global Security   Notation Made By
 ---------  ---------------------     ---------------   ----------------

                                                                         ANNEX B

          Pursuant to Section 2.3 of the Indenture, dated as of March 11, 1997 (the "Indenture"), between McKesson Corporation (the "Issuer") and The First National Bank of Chicago, a national banking association, as trustee (the "Trustee"), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

          1.   Designation. The designation of the securities is "6-7/8% Notes
               -----------
               due March 1, 2002" (the "Notes due 2002").

          2.   Aggregate Principal Amount.  The Notes due 2002 shall be limited
               --------------------------
               in aggregate principal amount to $175,000,000 (except for Notes due 2002 authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes due 2002 pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

          3.   Currency Denomination.  The Notes due 2002 shall be denominated
               ---------------------
               in Dollars.

          4.   Maturity.  The date on which the principal of the Notes due 2002
               --------
               is payable is March 1, 2002.

          5.   Rate of Interest; Interest Payment Date; Regular Record Dates.
               -------------------------------------------------------------
               Each Note due 2002 shall bear interest from March 1, 1997 at 6-7/8% per annum until the principal thereof is paid. Such interest shall be payable semiannually in arrears on March 1 and September 1 of each year, commencing on September 1, 1997, to the persons in whose names the Notes due 2002 are registered at the close of business on the immediately preceding February 15 and August 15, respectively. Interest on the Notes due 2002 shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest on the Notes due 2002 shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which principal, premium, if any, or interest is payable on the Notes due 2002 is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

          6.   Place of Payment.  Principal of, premium, if any, and interest on
               ----------------
               the Notes due 2002 shall be payable, and the transfer of Notes due 2002 shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in the Borough of Manhattan, The City of New York, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the Notes due 2002 register; provided, however, that while any Notes due 2002 are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the Notes due 2002 may be made by wire transfer to the account of the Depositary or its nominee.

          7.   Optional Redemption.  The Notes due 2002 are not optionally
               -------------------
               redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

          8.   Mandatory Redemption.  The Notes due 2002 are not mandatorily
               --------------------
               redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

          9.   Denominations.  The Notes due 2002 shall be issued initially in
               -------------
               minimum denominations of $100,000 and shall be issued in integral multiples of $1,000 in excess thereof.

          10.  Amount Payable Upon Acceleration.  The principal of the Notes due
               --------------------------------
               2002 shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

          11.  Payment Currency.  Principal and interest on the Notes due 2002
               ----------------
               shall be payable in Dollars.

          12.  Payment Currency - Election.  The principal of and interest on
               ---------------------------
               the Notes due 2002 shall not be payable in a currency other than Dollars.

          13.  Payment Currency - Index.  The principal of and interest on the
               ------------------------
               Notes due 2002 shall not be determined with reference to an index based on a coin or currency.

          14.  Registered Securities.  The Notes due 2002 shall be issuable as
               ---------------------
               Registered Securities. The Notes due 2002 may be issued as Registered Global Securities.

          15.  Additional Amounts.  The Issuer shall not pay additional amounts
               ------------------
               on the Notes due 2002 held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

          16.  Definitive Certificates.  Section 2.8 of the Indenture will
               -----------------------
               govern the transferability of Notes due 2002 in definitive form.

          17.  Registrar; Paying Agent; Depositary. The Trustee shall initially
               -----------------------------------
               serve as the registrar and the paying agent for the Notes due 2002. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing Notes due 2002.

          18.  Events of Default; Covenants.  There shall be no deletions from,
               ----------------------------
               modifications or additions to the Events of Default set forth in
               Section 5.1 of the Indenture with respect to the Notes due 2002. There shall be the following additions to the covenants of the Issuer set forth in Article III with respect to the Notes due 2002:

               Limitation on Liens. The Issuer covenants that, so long as any of the Notes due 2002 remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien ("liens") of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the Notes due 2002 by a lien ranking ratably with and equal to (or at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consoli-dated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later) which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement, the lien shall not apply to any assets theretofore owned by the Issuer or a Consolidated Subsidiary, other than, in the case of any such construction or improvement, any real property on which the property so constructed, or the improvement, is located, or to secure the payment of the purchase price of such assets, or to secure indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary for the purpose of financing the purchase price of such assets or improvements or construction thereon, which indebtedness is incurred or guaranteed prior to, at the time of or within 360 days after such acquisition (or in the case of real property, completion of such improvement or construction or commencement of full operation of such property, whichever is later); (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the assets which secured the lien so extended, renewed or replaced (plus improvements and construction on such real property); (g) liens imposed by law, such as mechanics', workmen's, repairmen's, materialmen's, carriers', warehousemen's, vendors' or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker's compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgements or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; or (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the Notes due 2002, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principles.

               Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the Notes due 2002 remain outstanding, it will not, nor shall it permit any Consolidated Subsidiary to, enter into any sale and lease-back transactions with respect to any assets, other than any sale leaseback transaction (involving a lease for a term of not more than three years), unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the Notes due 2002 pursuant to clauses (a) through (j) inclusive of the covenant with respect to "Limitation on Liens" above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principles.

               The term "Attributable Debt" in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the Limitation Sale and Leaseback Transactions and compounded semiannually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges. The term "Consolidated Subsidiary" shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with generally accepted accounting principles. The term "Exempted Debt" shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of the Indenture and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to "Limitation on Liens" above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of the Indenture, other than leases expressly permitted by the covenant with respect to "Limitation on Sale and Lease-Back Transactions" above. The term "Indebtedness" shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with generally accepted accounting principles.

          19.  Conversion and Exchange.  The Notes due 2002 shall not be
               -----------------------
               convertible for or exchangeable into any other security; provided that this provision shall not limit the Issuer's ability to consummate an exchange offer as contemplated by the Registration Rights Agreement, dated as of March 11, 1997, by and among the Issuer, Morgan Stanley & Co. Incorporated, BancAmerica Securities, Inc., Chase Securities Inc. and J.P. Morgan Securities Inc.

          20.  Other Terms.  The Notes due 2002 shall have the other terms and
               -----------
               shall be substantially in the form set forth in the form of Notes due 2002 attached hereto as Exhibit A. In case of any conflict between this Annex B and the Notes due 2002 in the form attached hereto as Exhibit A, the form of the Notes due 2002 shall control.

          Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Indenture.

                                                                       EXHIBIT A

                    [FORM OF FACE OF NOTE DUE MARCH 1, 2002]

          [IF THE NOTE DUE 2002 IS TO BE A GLOBAL SECURITY, INSERT THE FOLLOWING
- - THIS NOTE DUE 2002 IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE DUE 2002 IS EXCHANGEABLE FOR NOTES DUE 2002 REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE DUE 2002 (OTHER THAN A TRANSFER OF THIS NOTE DUE 2002 AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

          UNLESS THIS NOTE DUE 2002 IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE DUE 2002 ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. __________                            CUSIP NO. ________

                              MCKESSON CORPORATION

                         6-7/8% NOTE DUE MARCH 1, 2002

[PRIOR TO THE TRANSFER RESTRICTION TERMINATION DATE, ANY CERTIFICATE EVIDENCING A NOTE DUE 2002 SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE ISSUER (WITH WRITTEN NOTICE THEREOF TO THE

TRUSTEE): THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR
(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO McKESSON CORPORATION (THE "ISSUER") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE SECURITIES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE SECURITIES. IF THE PROPOSED TRANSFEREE

IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE SECURITIES, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

          McKesson Corporation, a Delaware corporation (the "Issuer," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to, ______________________________, the principal sum of _________________________ Dollars ($______) on March 1,
2002 and to pay interest on said principal sum from March 1, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually in arrears on March 1 and September 1 (each such date, an "Interest Payment Date") of each year commencing on September 1, 1997, at the rate of 6-7/8% per annum until the principal hereof shall have become due and payable.

          The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed, will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which the principal or interest payable on this Note due 2002 is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note due 2002 is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding February 15 and August 15 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note due 2002 is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes due 2002 not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note due 2002 shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further that for so long as this Note due 2002 is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note due 2002 may be made by wire transfer to the account of the Depositary or its nominee.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture, by the manual signature of one of its authorized officers, this Note due 2002 shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          Capitalized terms used in this Note due 2002 which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

          The provisions of this Note due 2002 are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                         [FORM OF REVERSE SIDE OF NOTE]

          This Note due 2002 is one of a duly authorized series of securities (the "Securities") of the Issuer designated as its 6-7/8% Notes due March 1, 2002 (the "Notes due 2002"). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of March 11, 1997 (the "Indenture"), duly executed and delivered between the Issuer and The First National Bank of Chicago, a national banking association (the "Trustee," which term includes any successor Trustee with respect to the Securities under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes due 2002 are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

          This Note due 2002 is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

          If an Event of Default with respect to the Notes due 2002 shall occur and be continuing, the principal of all the Notes due 2002 may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Indenture then outstanding and affected (voting as one class) to add any provisions to, or change in any manner or eliminate any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities of each series or Coupons so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each Outstanding Note due 2002 affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities or Coupons or in accordance with the terms thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

          No reference herein to the Indenture and no provision of this Note due 2002 or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note due 2002 at the time, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note due 2002 may be registered on the registry books of the Issuer, upon surrender of this Note due 2002 for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes due 2002 of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes due 2002 are issuable only in registered form in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.
As provided in the Indenture and subject to certain limitations therein set forth, the Notes due 2002 are exchangeable for a like aggregate principal amount of Notes due 2002 as requested by the holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Note due 2002 for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note due 2002 is registered as the owner hereof for all purposes, whether or not this Note due 2002 be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          THE INDENTURE AND THIS NOTE DUE 2002 SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCOR-

DANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, and in imprint or facsimile of its corporate seal to be imprinted hereon.

                                                         McKESSON CORPORATION



                                                         By:
                                                             -----------------
                                                             Nancy A. Miller
                                                             Vice President and
                                                             Corporate Secretary



Attest:


By:  ____________________
     Name:
     Title:


CERTIFICATE OF AUTHENTICATION
This is one of the Securities
referred to in the within-mentioned
Indenture.

THE FIRST NATIONAL BANK OF CHICAGO
 as Trustee


By:  _____________________
     Authorized Officer

Dated:  ___________________

                                   ASSIGNMENT

                         [FORM OF ASSIGNMENT FOR NOTES
                        THAT ARE NOT GLOBAL SECURITIES]

For value received _____________________ hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
_________________________________________________________________
(Please insert social security or other taxpayer identification number of assignee.)

the within Note due 2002 and hereby irrevocably constitutes and appoints ________ attorney to transfer the said Note due 2002 on the books of the Issuer, with full power of substitution in the premises.

In connection with any transfer of the within Note due 2002 occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such Note due 2002 is being transferred:

     __   To McKesson Corporation or a subsidiary thereof; or

     __ Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

     __ To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

     __ Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

     __ Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

     __   Pursuant to an effective registration statement.

and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Issuer as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

     __   The transferee is an Affiliate of the Issuer.

Dated: ____________________________


                              ___________________________


                              ___________________________
                                    Signature(s)



_____________________________
     Signature Guarantee/1/




NOTICE: The above signature(s) of the holder(s) hereof must correspond with the name(s) written on the face of this Note due 2002 in every particular without alteration or enlargement or any change whatsoever.




----------------------
/1/ (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

            [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL SECURITIES
                    TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

                                   Schedule A

                Changes to Principal Amount of Global Securities


              Principal Amount
             of Notes due 2002
            by which this Global
             Security is to be         Remaining
           Reduced or Increased,       Principal
               and Reason for       Amount of this
   Date     Reduction or Increase  Global Security   Notation Made By
 ---------  ---------------------  ---------------   ----------------

                                                                         ANNEX C

          Pursuant to Section 2.3 of the Indenture, dated as of March 11, 1997 (the "Indenture"), between McKesson Corporation (the "Issuer") and The First National Bank of Chicago, a national banking association, as trustee (the "Trustee"), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

          1.   Designation.  The designation of the securities is "7.65%
               -----------
               Debentures due March 1, 2027" (the "Debentures due 2027").

          2.   Aggregate Principal Amount.  The Debentures due 2027 shall be
               --------------------------
               limited in aggregate principal amount to $175,000,000 (except for Debentures due 2027 authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures due 2027 pursuant to Section 2.8, 2.9, 2.11, 8.5 or
               12.3 of the Indenture).

          3.   Currency Denomination.  The Debentures due 2027 shall be
               ---------------------
               denominated in Dollars.

          4.   Maturity.  The date on which the principal of the Debentures due
               --------
               2027 is payable is March 1, 2027.

          5.   Rate of Interest; Interest Payment Date; Regular Record Dates.
               -------------------------------------------------------------
               Each Debenture due 2027 shall bear interest from March 1, 1997 at 7.65% per annum until the principal thereof is paid. Such interest shall be payable semiannually in arrears on March 1 and September 1 of each year, commencing on September 1, 1997, to the persons in whose names the Debentures due 2027 are registered at the close of business on the immediately preceding February 15 and August 15, respectively. Interest on the Debentures due 2027 shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest on the Debentures due 2027 shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which principal, premium, if any, or interest is payable on the Debentures due 2027 is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

          6.   Place of Payment.  Principal of, premium, if any, and interest on
               ----------------
               the Debentures due 2027 shall be payable, and the transfer of Debentures due 2027 shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in the Borough of Manhattan, The City of New York, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the Debentures due 2027 register; provided, however, that while any Debentures due 2027 are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the Debentures due 2027 may be made by wire transfer to the account of the Depositary or its nominee.

          7.   Optional Redemption.  The Debentures due 2027 may be redeemed as
               -------------------
               a whole or in part, at the option of the Issuer, at any time at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 12.5 basis points, plus accrued interest to the date of redemption. Holders of Debentures due 2027 to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption.

               "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures due 2027 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures due 2027. "Independent Investment Banker" means Morgan Stanley & Co.

               Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee. "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.
               "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, BancAmerica Securities, Inc., Chase Securities Inc. and J.P. Morgan Securities Inc., and their respective successors; provided however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer.

          8.   Mandatory Redemption.  The Debentures due 2027 are not
               --------------------
               mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

          9.   Denominations.  The Debentures due 2027 shall be issued initially
               -------------
               in minimum denominations of $100,000 and shall be issued in integral multiples of $1,000 in excess thereof.

          10.  Amount Payable Upon Acceleration.  The principal of the
               --------------------------------
               Debentures due 2027 shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

          11.  Payment Currency.  Principal and interest on the Debentures due
               ----------------
               2027 shall be payable in Dollars.

          12.  Payment Currency - Election.  The principal of and interest on
               ---------------------------
               the Debentures due 2027 shall not be payable in a currency other than Dollars.

          13.  Payment Currency - Index.  The principal of and interest on the
               ------------------------
               Debentures due 2027 shall not be determined with reference to an index based on a coin or currency.

          14.  Registered Securities.  The Debentures due 2027 shall be issuable
               ---------------------
               as Registered Securities. The Debentures due 2027 may be issued as Registered Global Securities.

          15.  Additional Amounts.  The Issuer shall not pay additional amounts
               ------------------
               on the Debentures due 2027 held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

          16.  Definitive Certificates.  Section 2.8 of the Indenture will
               -----------------------
               govern the transferability of Debentures due 2027 in definitive form.

          17.  Registrar; Paying Agent; Depositary. The Trustee shall initially
               -----------------------------------
               serve as the registrar and the paying agent for the Debentures due 2027. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Securities representing Debentures due 2027.

          18.  Events of Default; Covenants.  There shall be no deletions from,
               ----------------------------
               modifications or additions to the Events of Default set forth in
               Section 5.1 of the Indenture with respect to the Debentures due 2027. There shall be the following additions to the covenants of the Issuer set forth in Article III with respect to the Debentures due 2027:

               Limitation on Liens. The Issuer covenants that, so long as any of the Debentures due 2027 remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien ("liens") of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equal and ratably securing the Debentures due 2027 by a lien ranking ratably with and equalto (or at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary;
               (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later) which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement, the lien shall not apply to any assets theretofore owned by the Issuer or a Consolidated Subsidiary, other than, in the case of any such construction or improvement, any real property on which the property so constructed, or the improvement, is located, or to secure the payment of the purchase price of such assets, or to secure indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary for the purpose of financing the purchase price of such assets or improvements or construction thereon, which indebtedness is incurred or guaranteed prior to, at the time of or within 360 days after such acquisition (or in the case of real property, completion of such improvement or construction or commencement of full operation of such property, whichever is later); (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary;
               (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any lien referred to in the foregoing clauses (a) to
               (e), inclusive; provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the assets which secured the lien so extended, renewed or replaced (plus improvements and construction on such real property); (g) liens imposed by law, such as mechanics', workmen's, repairmen's, materialmen's, carriers', warehousemen's, vendors' or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker's compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgements or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; or (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the Debentures due 2027, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principles.

               Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the Debentures due 2027 remain outstanding, it will not, nor shall it permit any Consolidated Subsidiary to, enter into any sale and lease-back transactions with respect to any assets, other than any sale leaseback transaction (involving leases for a term of not more than three years), unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the Debentures due 2027 pursuant to clauses (a) through (j) inclusive of the covenant with respect to "Limitation on Liens" above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principles.

               The term "Attributable Debt" in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the Limitation on Sale and Leaseback Transactions and compounded semiannually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges. The term "Consolidated Subsidiary" shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with generally accepted accounting principles. The term "Exempted Debt" shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of the Indenture and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to "Limitation on Liens" above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of the Indenture, other than leases permitted by this covenant with respect to "Limitation on Sale and Lease-Back Transactions" above. The term "Indebtedness" shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with generally accepted accounting principles.

          19.  Conversion and Exchange.  The Debentures due 2027 shall not by
               -----------------------
               their terms be convertible into or exchangeable for any other security; provided that this provision shall not limit the Issuer's ability to consummate an exchange offer as contemplated by the Registration Rights Agreement, dated as of March 11, 1997, by and among the Issuer, Morgan Stanley & Co. Incorporated, BancAmerica Securities, Inc., Chase Securities Inc. and J.P. Morgan Securities Inc.

          20.  Other Terms.  The Debentures due 2027 shall have the other terms
               -----------
               and shall be substantially in the form set forth in the form of Debentures due 2027 attached hereto as Exhibit A. In case of any conflict between this Annex C and the Debentures due 2027 in the form attached hereto as Exhibit A, the form of the Debentures due 2027 shall control.

          Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Indenture.

                                                                       EXHIBIT A

                 [FORM OF FACE OF DEBENTURE DUE MARCH 1, 2027]

          [IF THE DEBENTURE DUE 2027 IS TO BE A GLOBAL SECURITY, INSERT THE FOLLOWING - - THIS DEBENTURE DUE 2027 IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS DEBENTURE DUE 2027 IS EXCHANGEABLE FOR DEBENTURES DUE 2027 REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS DEBENTURE DUE 2027 (OTHER THAN A TRANSFER OF THIS DEBENTURE DUE 2027) AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

          UNLESS THIS DEBENTURE DUE 2027 IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEBENTURE DUE 2027 ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. __________                            CUSIP NO. ________

                              MCKESSON CORPORATION

                       7.65% DEBENTURE DUE MARCH 1, 2027

[PRIOR TO THE TRANSFER RESTRICTION TERMINATION DATE, ANY CERTIFICATE EVIDENCING A DEBENTURE DUE 2027 SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHER-

WISE AGREED BY THE ISSUER (WITH WRITTEN NOTICE THEREOF TO THE TRUSTEE): THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO McKESSON CORPORATION (THE "ISSUER") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE SECURITIES A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO

THE TRUSTEE FOR THE SECURITIES. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE SECURITIES, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

          McKesson Corporation, a Delaware corporation (the "Issuer," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________________, the principal sum of _____________________________ Dollars ($______________) on
March 1, 2027 and to pay interest on said principal sum from March 1, 1997, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually in arrears on March 1 and September 1 (each such date, an "Interest Payment Date") of each year commencing on September 1, 1997, at the rate of 7.65% per annum until the principal hereof shall have become due and payable.

          The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The amount of interest payable for any period shorter than a full semi-annual period for which interest is computed, will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which the principal, premium, if any, or interest payable on this Debenture due 2027 is not a Business Day, then payment of principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Debenture due 2027 is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding February 15 and August 15 prior to such Interest

Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Debenture due 2027 is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Debentures due 2027 not less than 15 days preceding such subsequent record date, all as more fully provided for in the Indenture. The principal of, preimum, if any, and the interest on this Debenture due 2027 shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further that for so long as this Debenture due 2027 is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Debenture due 2027 may be made by wire transfer to the account of the Depositary or its nominee.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture, by the manual signature of one of its authorized officers, this Debenture due 2027 shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          Capitalized terms used in this Debenture due 2027 which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

          The provisions of this Debenture due 2027 are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                      [FORM OF REVERSE SIDE OF DEBENTURE]

          This Debenture due 2027 is one of a duly authorized series of securities (the "Securities") of the Issuer designated as its 7.65% Debentures due March 1, 2027 (the "Debentures due 2027"). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of March 11, 1997 (the "Indenture"), duly executed and delivered between the Issuer and The First National Bank of Chicago, a national banking association (the "Trustee," which term includes any successor Trustee with respect to the Securities under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Debentures due 2027 are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

          Except as set forth below, this Debenture due 2027 is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

          This Debenture due 2027 is redeemable as a whole or in part, at the option of the Issuer, at any time at a redemption price equal to the greater of
(i) 100% of its principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 12.5 basis points, plus accrued interest to the date of redemption. The Holder of this Debenture due 2027 will receive notice thereof by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption.

          "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures due 2027 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures due 2027. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee. "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date. "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, BancAmerica Securities, Inc., Chase Securities Inc. and J.P. Morgan Securities, Inc., and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer.

          If an Event of Default with respect to the Debentures due 2027 shall occur and be continuing, the principal of all the Debentures due 2027 may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Indenture then outstanding and affected (voting as one class) to add any provisions to, or change in any manner or eliminate any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities of each series or Coupons so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each Outstanding Debenture due 2027 affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities or Coupons or in accordance with the terms thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

          No reference herein to the Indenture and no provision of this Debenture due 2027 or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Debenture due 2027 at the time, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture due 2027 may be registered on the registry books of the Issuer, upon surrender of this Debenture due 2027 for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Debentures due 2027 of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Debentures due 2027 are issuable only in registered form in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Debentures due 2027 are exchangeable for a like aggregate principal amount of Debentures due 2027 as requested by the holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Debenture due 2027 for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Debenture due 2027 is registered as the owner hereof for all purposes, whether or not this Debenture due 2027 be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          THE INDENTURE AND THIS DEBENTURE DUE 2027 SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

                                                          McKESSON CORPORATION



                                                          By:
                                                             ------------------
                                                             Nancy A. Miller
                                                             Vice President and
                                                             Corporate Secretary




Attest:



By:  ____________________
     Name:
     Title:


CERTIFICATE OF AUTHENTICATION
This is one of the Securities
referred to in the within-mentioned
Indenture.

THE FIRST NATIONAL BANK OF CHICAGO
 as Trustee



By:  _____________________
     Authorized Officer

Dated:  ___________________

                                   ASSIGNMENT

                       [FORM OF ASSIGNMENT FOR DEBENTURES
                        THAT ARE NOT GLOBAL SECURITIES]

For value received _____________________ hereby sell(s), assign(s) and transfer(s) unto _________________________
________________________________________________________
(Please insert social security or other taxpayer identification number of assignee.)

the within Debenture due 2027 and hereby irrevocably constitutes and appoints ________ attorney to transfer the said Debenture due 2027 on the books of the Issuer, with full power of substitution in the premises.

In connection with any transfer of the within Debenture due 2027 occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such Debenture due 2027 is being transferred:

     __   To McKesson Corporation or a subsidiary thereof; or

     __ Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

     __ To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

     __ Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

     __ Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

     __   Pursuant to an effective registration statement.


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and unless the box below is checked, the undersigned confirms that such
Debenture is not being transferred to an "affiliate" of the Issuer as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

     __   The transferee is an Affiliate of the Issuer.

Dated: ____________________________


                              ___________________________


                              ___________________________
                                    Signature(s)



_____________________________
     Signature Guarantee/1/



NOTICE: The above signature(s) of the holder(s) hereof must correspond with the name(s) written on the face of this Debenture due 2027 in every particular without alteration or enlargement or any change whatsoever.



----------------
/1/ (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

            [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL SECURITIES
                    TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

                                   Schedule A

                Changes to Principal Amount of Global Securities


               Principal Amount
            of Debentures due 2027
             by which this Global
              Security is to be
            Reduced or Increased,     Remaining Principal
               and Reason for           Amount of this
   Date     Reduction or Increase      Global Security     Notation Made By
 ---------  ---------------------      ---------------     ----------------